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                                                               EXHIBIT 10.101


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------



This First Amendment (this "Amendment") to Employment Agreement, dated as of August 13, 1999 (the "Agreement"), is made and entered as of this 25th day of July, 2000, by and between Roy W. Camblin III ("Grantee") and Netgateway, Inc. (the "Company"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

     1. Section 1(c) of the Agreement shall be deleted and replaced with the following:

     The Executive shall be employed for the period commencing on the date of this Agreement (the "Effective Date") and ending on July 25, 2002, unless sooner terminated pursuant to the provisions of this Agreement (such period being referred to as the "Employment Period"); PROVIDED, HOWEVER, that on the first anniversary of the Effective Date (and on each succeeding anniversary of the Effective Date during the Employment Period), the Employment Period shall automatically be extended by an additional year (unless the Company, the Employer or Executive shall give the other at least 90 days' notice to the contrary).

     2. The Executive's Base Salary shall be increased to $250,000 or such other amount as the Company's Compensation Committee shall from time to time determine.

     3. Except as modified herein, the terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the year and day above first written.


                                        /s/ ROY W. CAMBLIN III
                                        ------------------------------------
                                          Roy W. Camblin III


                                        NETGATEWAY, INC.


                                        By:   /s/ JON FROJEN
                                        ------------------------------------
                                             Jon Frojen
                                             Chief Financial Officer